Fair Value Measurement	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurement
Note 19 — Fair Value Measurement
The fair value of the Company’s financial assets and liabilities reflects the Company’s management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

•
Level 1 — Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•
Level 2 — Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

•	Level 3 — Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis as of December 31, 2021 (Successor) and December 31, 2020 (Predecessor) and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

		Period Ended
Description	Level	December 31, 2021 (Successor)	December 31, 2020 (Predecessor)
Liabilities:
Tax receivable agreement	3	$4,600	$—
Legacy Fathom OpCo acquisitions contingent consideration	3	3,598	11,439
Sponsor earnout shares liability	3	9,380	—
Fathom earnout shares liability	3	64,300	—
Warrant liability – Public Warrants	1	7,600	—
Warrant liability – Private Placement Warrants	3	26,300	—

		$115,778	$11,439
Tax Receivable Agreement
The fair value of the TRA is based on multiple inputs and assumptions input into a Monte Carlo simulation model. The significant inputs into this model are the following: a corporate tax rate of 26.9%, an annual TRA payment date of February 16, existing non-controlling
interest percentage of 37.6%, initial amortization deductions of $52,400, $126,000 of taxable income forecast by 2030, a sell-down schedule which reflects the expected sale of New Fathom Units by legacy Fathom OpCo shareholders, a Class A common stock price as of December 31, 2021 (Successor) of $7.92, volatility of 84.6%, correlation between taxable income and the Class A common stock price of 25%, and a cost of debt range from 2.4% to 8.5%.
Legacy Fathom OpCo Acquisitions Contingent Consideration
The fair values for contingent consideration payable are determined by using a discounted cash flow approach with unobservable inputs and is classified as a Level 3 liability in the fair value hierarchy. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each entity to which the contingent consideration relates to, for example EBITDA targets for a given period.
Earnout Shares liability
The Earnout Shares are accounted for as liabilities in the Company’s consolidated balance sheet. The fair values for the Earnout Shares are estimated using a Monte Carlo simulation assuming Geometric Brownian Motion in a risk-neutral framework. The Monte Carlo simulation considers daily simulated stock prices as a proxy for the Company’s daily volume-weighted average price (“VWAP”). The key inputs into the valuation of the Earnout Shares are an expected term of five years, a risk-free rate of 1.25%, operating asset volatility of 87.6%, and equity volatility of 91.7%. The operating asset volatility and the equity volatility assumptions are based on a blended average of operating and equity volatility, respectively, of publicly traded companies within the Company’s peer group.
Warrants
The Public and Private Placement Warrants are accounted for as liabilities in accordance with ASC
815-40
and are presented within Warrant liability in the accompanying consolidated balance sheet as of December 31, 2021 (Predecessor). The Warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of Warrant liabilities in the statement of operations.
The Public Warrants are valued using a Monte Carlo simulation model; however, the inputs are calibrated such that the fair value of an individual Public Warrant is equal to the quoted and publicly traded prices for the Public Warrants. Since the fair value is based off quoted prices in an active market for identical instruments, the Public Warrants are considered to be a Level 1 fair value measurement. Since the Public Warrants are publicly traded, the price of the underlying Class A common stock, the remaining time until expiration, and the price of the Public Warrants are observable. The Monte Carlo simulation model is calibrated by adjusting the selected volatility until the value of the Public Warrants implied by the model is equal to the publicly traded Class A warrant price (Ticker: FATH.WS).
The key inputs to the valuation of the Public Warrants include an expected term of 5.0 years, a strike price of $11.50, an assumption that the warrants can be early redeemed when the price of the Company’s Class A common stock exceeds $18.00 for any 20 trading days within a
30-day
trading period, and the warrants are assumed to remain outstanding until maturity unless they are redeemed early.
The Private Placement warrants are valued using a Monte Carlo simulation model, which is considered to be a Level 3 fair value measurement. The volatility for the Private Placement warrants, a key input into the valuation, was estimated to be 25% based on a calibration to the publicly traded per share price of the Company’s Class A common stock as of December 31, 2021 (Successor). Other key inputs into the valuation include a term of 5.0 years, a strike price of $11.50 per share, and an assumption that the Private Placement warrants will remain outstanding until maturity since, unlike the Public Warrants, the Private Placement warrants are not redeemable.
In instances whereby inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset or liability.

	Period Ended
	December 31, 2021 (Successor)	December 31, 2020 (Predecessor)
Balance of recurring Level 3 liabilities at beginning of period	$141,438	$—
Total gains or losses for the period:
Included in earnings (income) loss	(33,260)	1,055
Issuances	—	11,737
Payments	—	(1,353)
Transfers into level 3	—	—
Transfers out of level 3	—	—

Balance of recurring level 3 liabilities at end of period	$108,178	$11,439